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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 33-34019 and No. 333-01019) of Calgon Carbon Corporation of our report dated February 8, 2000, included in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP
Pittsburgh, Pennsylvania
March 30, 2001